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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900
                        Memphis, TN                          38119

(Address of principal executive offices)     (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.
6410 Poplar Ave., Suite 900
Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.     Longleaf Partners Funds Annual Report at December 31, 2002.

LONGLEAF PARTNERS FUNDS SM

ANNUAL REPORT

at December 31, 2002

PARTNERS FUND

INTERNATIONAL FUND

SMALL-CAP FUND

MANAGED BY:

SOUTHEASTERN ASSET MANAGEMENT, INC.
Memphis, TN

CONTENTS

Letter to Shareholders	1

Longleaf Partners Fund (Partners Fund)
Management Discussion	5
Performance History	8
Portfolio Summary	9
Portfolio of Investments	10

Longleaf Partners International Fund (International Fund)
Management Discussion	13
Performance History	14
Portfolio Summary	15
Portfolio of Investments	16

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
Management Discussion	20
Performance History	22
Portfolio Summary	23
Portfolio of Investments	24
Financial Statements and Footnotes	28
Financial Highlights	40
Report of Independent Accountants	42
Information on Boards of Trustees	44
Service Directory	46

Longleaf Partners Funds

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

The best thing we can report about Longleaf’s 2002 results is that they are over. After producing positive returns in the first two years of the three-year bear market, Longleaf felt the impact of the overriding, double-digit market declines. In spite of a strong fourth quarter, all three Funds posted negative numbers in 2002. These declines brought our average results for the three Funds during this bear market below our goal of inflation plus 10%. For the third time in history the market fell three consecutive years. As one of the largest shareholder groups, we take some solace in the fact that the Longleaf Funds preserved capital in the bear market.

Bear Market Cumulative Returns*

3/10/00 – 12/31/02

Partners Fund	42.3%
S&P 500	(34.5)

International Fund	22.1
EAFE	(42.8)

Small-Cap Fund	27.2
Russell 2000	(34.1)

*	March 10, 2000 is the generally recognized starting point for the recent bear market.

There was some good news in 2002. First, each Fund received meaningful new cash inflows throughout the year. Second, we captured the opportunity to build our stakes in many existing holdings at lower prices, primarily during July and October. Third, we were able to buy a few outstanding new companies in each Fund. Fourth, almost all of our businesses maintained or grew their values during the year. Fifth, both Longleaf Funds that have been open for over a decade, Partners and Small-Cap, were among the top 50 funds for the last 10 years of performance as reported by The Wall Street Journal and USA Today.

Quantitative and Qualitative Strength

Superior investments must qualify both quantitatively and qualitatively. Low price-to-value ratios indicate the quantitative strength of the Funds. In previous letters we have explained the importance of demanding a large margin of safety between price and intrinsic value before investing. We have also elaborated on

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

the three methods we use to do appraisals — discounted free cash flow, liquidation value, and comparable transactions.

A great deal of appraisal risk exists in a business that is quantitatively cheap but operates in an overly competitive environment or has management who acts against shareholder interests. Qualitative attributes, therefore, are imperative to ensuring a successful outcome over time. Part of our qualitative assessment involves deciding if the people running a company are trustworthy and competent. We examine management’s track record for both operating the business and allocating capital. We talk to board members, competitors, suppliers, and former employees. We also interview top management before making an investment decision. We scrutinize the proxy to see if management’s incentives are aligned with shareholder objectives. The better qualified our corporate partners are, the more likely that we will get exemplary behavior and performance.

The other part of qualitative analysis involves the competitiveness of the business. An inferior company with the best CEO in America, even purchased cheaply, is unlikely to outperform for any period of time. Michael Porter, in his book Competitive Strategy, provides a good framework for assessing a business’ advantages.

•	Barriers to entry: What are they (scale, brands, high switching costs, limited distribution channel, etc.), and how strong are they?

•	Rivalry among competitors: How intense is the interplay between companies? Does the industry have slow growth, high fixed cost structures, low switching costs for customers, high barriers to exiting the business, or similarly matched competitors?

•	Substitute products: Are there other types of products that could address the customers’ needs? For example, if airlines raise prices for business travelers, will they use another mode of transportation or substitute teleconferences?

•	Strength of buyers: Do the customers have more power than the company? Does the product represent a significant portion of the customer’s cost, a single customer comprise a large percent of the business, or switching involve low costs?

•	Strength of suppliers: Who has more bargaining power as determined by the importance of the relationship to each player in size, product, and switchability?

Longleaf Partners Funds
LETTER TO SHAREHOLDERS

Even the strongest business with the most qualified leadership team must meet our price discipline. A wide margin of safety between price and value combined with a well-managed, competitively entrenched company that can strengthen its advantages and resist threats from others, greatly improves the probability of high returns.

Rarely does a dominant business with top caliber management sell at a substantial discount. The worldwide market fear displayed in the second half of 2002 gave us the opportunity to add to our portfolios several terrific businesses that we view as “perma-holdings” — superior quality companies capable of earning increasing returns on capital and growing their corporate values at above average rates.

Outlook

Many people ask about our outlook for 2003. Unfortunately our crystal ball does not forecast market moves, interest rates, wars, or other macro events. No crystal ball is required, however, to evaluate the opportunity imbedded in our portfolios today. As we enter 2003 the combined quantitative and qualitative strength of each Fund makes us highly confident that we will be able to protect capital and earn an adequate return over the next several years.

•	The Funds have low levels of cash;

•	The price-to-value ratios (61% and below) are low both absolutely and relative to historic averages;

•	We own a large number of “perma-holdings”;

•	Most of our corporate partners have strong incentives to build and gain recognition of corporate worth.

We appreciate the patience, support, and commitment of our investment partners, especially over the last year. Your steadfastness and additional investments enabled us to create the strong foundation that will benefit all of us going forward.

We hope many of you will be able to join us on Monday, May 5th at 5:30 p.m. for our annual shareholder presentation meeting held in Memphis.

Sincerely,

O. Mason Hawkins, CFA Chairman & CEO	G. Staley Cates, CFA President

(Intentionally Left Blank)

Partners Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

The Partners Fund’s 6.3% rise in the fourth quarter was not enough to end the year positively. While the Fund’s (8.3)% return in 2002 significantly outperformed the S&P 500’s decline of 22.2%, your partners at Southeastern are disappointed and humbled to report a down year. Our long-term returns, however, remain among the best in the industry. Both the Wall Street Journal and USA Today listed Longleaf Partners Fund among the 20 best performing equity funds for the last 10 years excluding sector funds. The Partners Fund was also one of only four funds to appear in each of the last three years on the Forbes “Honor Roll” – a short list of funds that have protected capital in down markets and have delivered strong long-term, after-tax performance overall.

The portfolio’s changes in 2002 occurred over two distinct periods. In the first few months we sold Diageo as well as our remaining shares of Coca-Cola Enterprises and Aetna, scaled back Plum Creek, and began liquidating Host Marriott which we finished selling in November. By late spring we had plans to close the Fund because cash levels were over 20%, the price-to-value ratio was approaching 80%, and no qualifying investments were available below 60% of appraisal.

Late in the second quarter the environment changed and within four months we had bought new positions in Vivendi, Comcast, Aon, and Level 3 Communications via a convertible bond. We also more than doubled our stake in Disney. These new purchases now comprise four of the Fund’s top five holdings. Each of these positions is capable of double-digit value growth because of the combination of their competitive entrenchment and top caliber management. In addition, Level 3 produced the largest positive contribution to the Fund’s performance in the year, rising 44% over our cost.

Two other stocks, Pioneer Natural Resources and Hilton, had a meaningful positive impact on performance. Pioneer gained over 30% in 2002 as cash flows from their successful exploration activity moved closer to reality and as oil prices rose with concerns of war in the Middle East. We believe the stock remains materially below its intrinsic worth, and Scott Sheffield and his team continue to build value.

Hilton’s rally came early in the year as the cloud from the 9/11 terrorist attacks began to lift, and the company reported faster recovery than expected. Our Hilton appraisal, which we had marked down after the attacks, grew over 15% last year, and the stock rose 16%. A large margin of safety remains in today’s price, and we expect continued value accretion because of the combination of owned trophy properties such as the Waldorf and Hawaiian Village, entrenched branded franchises such as Hampton Inns, Hilton, and Embassy Suites, and the proven, vested management team.

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

While a number of investments were flat or slightly up, their impact was not substantial enough to offset the large declines in several stocks. Telephone and Data Systems was the largest detractor of the Fund’s performance, falling 48% during the year. The market penalized any company in the telecommunications arena, and TDS was no exception. Although the company’s land line operations performed as expected, the price of TDS’s substantial stake in U.S. Cellular plummeted as did their shares of Deutsche Telekom, which TDS recently liquidated. We lowered our appraisal of TDS to reflect declining value at Deutsche Telekom, but the cellular and land-line business values held steady. The stock’s overly discounted price enabled us to add to our position. TDS has the lowest price-to-value ratio in the Partners Fund today, and could grow its value meaningfully depending on how the Carlson family invests the cash proceeds from the Deutsche Telekom sale.

Waste Management fell 28% during the year but our appraisal grew slightly as the company reinvested its substantial cash flow coupon into buying in shares. Revenue growth has been slow with the weak economy, but Maury Myers and his team have succeeded in dramatically improving the company in the three years they have been there. The irreplaceable landfills and more efficient operations position the company to continue to produce a large cash coupon that should increase substantially when economic growth returns.

Trizec Properties faced management and industry challenges, and the stock declined 40%. The lower intrinsic value stemmed from non-core assets like international, retail, and co-location facilities. Office properties, despite soft leasing conditions, have retained almost all of their worth. The Sears Tower’s value, however, declined given higher cap rates being paid for trophy properties and increased insurance costs for terrorism. Our revised appraisal is well below replacement costs and is a conservative 8X FFO (funds from operations.) The company’s conversion to an office REIT should help assure investors that the business is focused on class A office properties in the U.S., and that they will receive a somewhat reliable yield. The new management team has a proven real estate track record, and Trizec sells for almost half of our revised appraisal.

In spite of a fourth quarter 17% rally, General Motors-Hughes hurt the Fund’s 2002 results. Much of the stock’s decline came amidst the overall market rejection of cable and media related businesses. The company also spent most of the year in limbo regarding the proposed Echostar merger that dissolved in the fourth quarter. Although our appraisal was not dependent on the merger, the planning distracted management somewhat from its focus on adding subscribers and improving margins. With a new management team the company is on track

Partners Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

whether it operates independently or as part of someone else. DirecTV sells for a huge discount to smaller competitor, Echostar.

The disdain for cable stocks also drove down the price of Comcast. We began buying the stock late in the second quarter and added to our position as the price fell further. In November Comcast completed its purchase of the cable business that we owned through our stake in AT&T (we liquidated the remainder of our AT&T after the sale.) Comcast has competitive advantages, pricing power, a largely completed infrastructure, and the opportunity to dramatically expand revenues over its fixed cost structure by adding new subscribers and providing new services such as internet access, telephony, and video on demand. Comcast is the largest cable operator in the country run by one of the best operating teams.

Our disappointment in the Fund’s 2002 return should not overshadow our pleasure with the foundation we were able to build in the portfolio. A large part of our success was due to the quality of our fellow shareholders. In 2002 the Fund received over $700 million in net inflows which were steady throughout the year. We took advantage of bear market price discounts without having to sell undervalued businesses to raise cash for purchases. With a 61% price-to-value ratio and a large number of high quality investments, we believe our capital in Longleaf Partners Fund is well protected with significant return opportunity.

Partners Fund - PERFORMANCE HISTORY

LONGLEAF PARTNERS FUND

Comparison of Change in Value of $10,000 Investment

Over Ten Years

AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2002

			Value-Line
	Partners	S&P 500	(Geometric)	Inflation
	Fund	Index	Index	Plus 10%

One Year	(8.34)%	(22.15)%	(28.57)%	12.38%
Five Years	7.33	(0.61)	(10.29)	12.32
Ten Years	14.14	9.32	(0.10)	12.46

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

Partners Fund - PORTFOLIO SUMMARY

FIVE LARGEST HOLDINGS

(Represent 33.8% of Net Assets)

Comcast Corporation (CMCSK)	7.8%
Largest broadband cable operator in the U.S. with over 21 million subscribers.

Level 3 Communications, Inc. (Corporate Bonds)	6.9%
Provides telecommunication and information services, including local, long distance, data transmission, and Internet services.

The Walt Disney Corporation (DIS)	6.5%
A media and entertainment company consisting of ESPN and other cable channels, the ABC Network, theme parks, and movie studios, as well as other assets.

FedEx Corporation (FDX)	6.4%
Integrated air-ground transportation company providing time-definite delivery of packages world wide.

Vivendi Universal SA (V)	6.2%
French conglomerate with numerous entertainment, media and telecommunications assets as well as Vivendi Environmental.

PORTFOLIO CHANGES

January 1, 2002 through December 31, 2002

New Holdings	Eliminations

 Aon Corporation
*Comcast Corporation – Class A (AT&T
 Corp.)
 Comcast Corporation – Class A Special
 Level 3 Communications, Inc.
  Convertible Notes
*Trizec Properties, Inc.
  (TrizecHahn Corporation)
 Vivendi Universal SA
Vivendi Universal SA ADR	Aetna Inc. AT&T Corp. Coca-Cola Enterprises Inc. Diageo plc Diageo plc ADR Graftech International Ltd. Host Marriott Corporation *TrizecHahn Corporation (Trizec Properties, Inc.)

* Change due to corporate action (name of related holding)

Partners Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2002

Shares			Value

Common Stock 85.1%
		Broadcasting and Cable 12.8%
6,283,890	*	Comcast Corporation – Class A	$148,111,287
9,978,000	*	Comcast Corporation – Class A Special	225,403,020
22,328,400	*	General Motors Corporation – Class H	238,913,880

			612,428,187

		Entertainment 6.5%
19,046,000		The Walt Disney Corporation	310,640,260
		Environmental Services 5.2%
1,885,200	*	Allied Waste Industries, Inc.	18,852,000
9,960,100		Waste Management, Inc.(d)	228,285,492

			247,137,492

		Lodging 9.8%
18,050,700		Hilton Hotels Corporation	229,424,397
7,360,000		Marriott International, Inc.	241,923,200

			471,347,597

		Multi-Industry 10.0%
5,000,000		General Motors Corporation	184,300,000
14,386,570		Vivendi Universal SA (Foreign)(c)	232,328,764
4,141,900		Vivendi Universal SA ADR (Foreign)	66,560,333

			483,189,097

		Natural Resources 9.8%
10,257,000	*	Pioneer Natural Resources Company(b)	258,989,250
3,342,590		Plum Creek Timber Company, Inc.	78,885,124
2,900,000		Rayonier Inc.(b)	131,225,000

			469,099,374

		Property & Casualty Insurance 9.6%
12,057,000		Aon Corporation	227,756,730
61,148,000		The NipponKoa Insurance Company, Ltd. (Foreign)(b)	230,329,115

			458,085,845

		Publishing 3.9%
2,973,300		Knight Ridder, Inc.	188,061,225
		Real Estate 2.6%
13,284,900		Trizec Properties, Inc.(b)	124,745,211

See Notes to Financial Statements.

Partners Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2002

Shares			Value

		Restaurants 5.0%
9,880,000	*	Yum! Brands, Inc.	$239,293,600
		Telecommunications 3.5%
3,598,500		Telephone and Data Systems, Inc.	169,201,470
		Transportation 6.4%
5,615,000		FedEx Corporation(c)	304,445,300

		Total Common Stocks (Cost $4,033,175,828)	4,077,674,658

Principal
Amount

Corporate Bonds 6.9%
Telecommunications 6.9%
230,000,000	Level 3 Communications, Inc., 9% Junior Convertible Subordinated Notes due 7-15-12 (Cost $230,000,000)	330,498,500

Short-Term Obligations 10.1%
181,532,000	Repurchase Agreement with State Street Bank, 0.60% due 1-2-03, Repurchase price $181,535,026 (Collateralized by U.S. government agency securities)	181,532,000
300,000,000	U.S. Treasury Bills, 1.14%-1.23% due 1-2-03 to 1-30-03	299,858,972

		481,390,972

Total Investments (Cost $4,744,566,800)(a)	102.1%	4,889,564,130
Other Assets and Liabilities, Net	(2.1)	(101,902,473)

Net Assets	100.0%	$4,787,661,657

Net asset value per share		$22.24

* Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $683,584,785 and $(538,587,455), respectively.
(b)	Affiliated Company. See Note 7.

(c) All or a portion designated as collateral for forward currency contracts. See Note 10.
(d) See Note 11.

Note:	Companies designated as “Foreign” are headquartered outside the U.S. and represent 11% of net assets.

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

215,000,000	Euro 6-27-03	$224,055,881	$(13,570,480)
11,500,000,000	Japanese Yen 3-28-03	97,226,166	(7,056,896)
14,500,000,000	Japanese Yen 6-27-03	122,997,288	(1,697,365)

		$444,279,335	$(22,324,741)

See Notes to Financial Statements.

(Intentionally Left Blank)

International Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund lost 16.5% in 2002 after gaining 5.9% in the fourth quarter. The EAFE Index gained 6.5% during the quarter, and declined 15.9% for the year. The Fund fell far short of management’s absolute return goal of 10% over inflation. Only one stock provided meaningful positive returns during the year: Brierley Investments. With the exception of SKY Perfect and Cable & Wireless, most stocks in the portfolio appreciated significantly in the fourth quarter. Despite this rebound, the Fund’s 12-month performance disappointed us as both managers and shareholders.

International markets fell across the board in 2002. Unlike the tech-driven declines of 2000 and 2001, last year’s drop was broad-based. In the short term, widespread market declines can impact our performance. Over the long term, bad markets cannot excuse poor absolute returns. Despite last year’s poor returns, we feel better about the portfolio today than we have at any time since March, 2000.

The bear market provided us with a rare opportunity to reposition the portfolio. We started the year with 20% cash that grew to 30% as we sold Molson, Diageo, and Lagardere, three fully valued businesses that provided great returns. Our price-to-value ratio rose above 60%, and new ideas that qualified for investment were scarce. Starting in the second quarter, we were able to use these proceeds and cash inflows to initiate five positions (Nippon Telegraph, Amdocs, Cable & Wireless, Shaw Communications, and Vivendi) and to buy more of our most undervalued holdings. We ended the year fully invested with a price-to-value in the mid-50’s. Perhaps more important, the overall quality of the portfolio improved. We own more companies that combine high value growth with numerous, expanding competitive advantages.

Appraisals declined at Cable & Wireless, Fiat, Amdocs, and Trizec Properties. By no coincidence these stocks were among the largest contributors to our negative performance. In each case, we paid a performance price that exceeded the value decline, a frequent development in bear markets. We have held on to these names because, despite lower values, these businesses are worth more than we paid and far more than current prices.

The portfolio’s long term value growth is paramount to our investing success. The overall portfolio’s value grew in the low single digits last year. That number is not good long term, but is great compared to the Fund’s 2002 return and in light of the difficult conditions every business faced last year. It is also an improvement over the value decline that we experienced in 2001. Most important, the rise in intrinsic worth combined with lower prices imply a promising future.

International Fund - PERFORMANCE HISTORY

LONGLEAF PARTNERS INTERNATIONAL FUND

Comparison of Change in Value of $10,000 Investment

Since Public Offering 10/26/98

AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2002

	International	EAFE	Inflation
	Fund	Index	Plus 10%

One Year	(16.51)%	(15.94)%	12.38%
Since Public Offering 10/26/98	11.47	(5.58)	12.63

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. In 1998, the EAFE was available at month-end only; therefore, the EAFE value at October 31, 1998 was used to calculate performance since public offering. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

International Fund - PORTFOLIO SUMMARY

FIVE LARGEST HOLDINGS

(Represent 38.7% of Net Assets)

Vivendi Universal SA (V)	9.7%
French conglomerate with numerous entertainment, media and telecommunications assets as well as Vivendi Environmental.

The NipponKoa Insurance Company, Ltd.	9.4%
Japanese provider of both non-life (property/casualty) and life insurance services.

Shaw Communications Inc. – Class B (SJR)	8.0%
A Canadian cable television company that also provides high-speed Internet access and digital audio services.

Nippon Broadcasting System, Inc.	6.0%
Japan’s leading radio broadcaster and 34% owner of Fuji TV, Japan’s second largest TV network.

Koninklijke (Royal) Philips Electronics N.V. (PHG)	5.6%
One of the world’s largest electronics companies and a global leader in televisions and their components, semiconductors, lighting, electric shavers, and appliances.

PORTFOLIO CHANGES

January 1, 2002 through December 31, 2002

New Holdings	Eliminations

 Amdocs Limited
 Cable & Wireless plc
 Checkpoint Systems, Inc.
 Fiat Warrants (distributed
  by Fiat S.p.A.)
 The Fuji Fire and Marine
  Insurance Company, Ltd.
 Nippon Telegraph and
  Telephone Corporation
 Shaw Communications Inc. – Class B
*Sompo Japan Insurance Inc. (The
  Nissan Fire & Marine Insurance
  Company, Ltd. and The Yasuda
  Fire & Marine Insurance Company,
  Ltd.)
*Trizec Properties, Inc.
  (TrizecHahn Corporation)
 Vivendi Universal SA
 Vivendi Universal SA ADR
 The Yasuda Fire & Marine
Insurance Company, Ltd.	Canadian 88 Energy Corp.
 Checkpoint Systems, Inc.
 Diageo plc
 Diageo plc ADR
 Lagardere S.C.A.
 Molson Inc. – Class A
 MOS Food Service, Inc.
 O&Y Properties Corporation
*The Nissan Fire & Marine
  Insurance Company, Ltd.
  (Sompo Japan Insurance Inc.)
 Taisho Pharmaceutical Co., Ltd.
 Tenma Corporation
*TrizecHahn Corporation (Trizec
  Properties, Inc.)
*The Yasuda Fire & Marine
  Insurance Company, Ltd.
(Sompo Japan Insurance Inc.)

* Change due to corporate action (name of related holding)

International Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2002

Shares			Value

Common Stock and Warrants 101.2%
		Automobiles 5.3%
1,224,000		Renault SA (France)(d)	$57,513,872
		Broadcasting and Cable 23.2%
2,380,018		The News Corporation Limited (Australia)	15,385,217
1,385,000		The News Corporation Limited ADR (Australia)(d)	36,356,250
2,172,300		Nippon Broadcasting System, Inc. (Japan)(b)(d)	64,984,116
8,499,700		Shaw Communications Inc. – Class B (Canada)(d)	87,376,916
64,104	*	SKY Perfect Communications Inc. (Japan)(d)	48,616,836

			252,719,335

		Food 5.2%
9,851,000		Ezaki Glico Co., Ltd. (Japan)(b)(d)	56,946,035
		Multi-Industry 18.8%
127,134,000	*	BIL International Limited (Singapore)(b)(d)	31,884,284
1,167,900		Brascan Corporation (Canada)	23,471,848
5,358,000		Fiat S.p.A. (Italy)(d)	43,572,403
341,400	*	Fiat Warrants 1-31-07 (Italy)	101,381
6,315,000		Vivendi Universal SA (France)(d)	101,980,955
209,000		Vivendi Universal SA ADR (France)	3,358,630

			204,369,501

		Natural Resources 0.4%
3,349,996	*	Gendis Inc. (Canada)(b)(c)	4,241,038
		Property & Casualty Insurance 19.4%
712,700		Fairfax Financial Holdings Limited (Canada)(d)	54,636,724
1,000,000		The Fuji Fire & Marine Insurance Company, Ltd. (Japan)	1,904,441
27,016,000		The NipponKoa Insurance Company, Ltd. (Japan)(d)	101,762,468
9,016,000		Sompo Japan Insurance Inc. (Japan)(d)	52,650,948

			210,954,581

		Publishing 3.5%
3,763,000		Hollinger International Inc. (Canada)(d)	38,232,080
		Real Estate 2.8%
3,195,000		Trizec Properties, Inc. (United States)(d)	30,001,050
		Restaurants 5.4%
2,418,000	*	Yum! Brands Inc. (United States)	58,563,960

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2002

Shares			Value

		Retail 0.7%
892,000		Tokyo Style Co., Ltd. (Japan)(d)	$7,561,742
		Technology 5.6%
406,931		Koninklijke (Royal) Philips Electronics N.V. (Netherlands)	7,130,900
3,063,069		Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands)	54,155,060

			61,285,960

		Telecommunications 10.9%
4,930,400	*	Amdocs Limited (Israel)	48,416,528
23,550,000		Cable & Wireless plc (United Kingdom)(d)	16,964,947
14,510		Nippon Telegraph and Telephone Corporation (Japan)(d)	52,699,166

			118,080,641

		Total Common Stocks and Warrants (Cost $1,270,912,408)	1,100,469,795

Short-Term Obligations 5.7%
36,612,000	Repurchase Agreement with State Street Bank, 0.60% due 1-2-03, Repurchase price $36,612,610 (Collateralized by U.S. government agency securities)		36,612,000
25,000,000	U.S. Treasury Bill, 0.92% due 1-9-03		24,994,944

			61,606,944

Total Investments (Cost $1,332,519,352)(a)		106.9%	1,162,076,739
Shares

Common Stock Sold Short (5.9)%
	Automobiles (5.9)%
(8,253,000)	Nissan Motor Co., Ltd. (Japan) (Proceeds $50,459,598) (a)	(5.9)	(64,399,410)
Other Assets and Liabilities, Net		(1.0)	(10,962,983)

Net Assets		100.0%	$1,086,714,346

Net asset value per share			$9.97

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $54,253,675 and $(238,636,100), respectively.
(b)	Affiliated company. See Note 7.
(c)	Illiquid security. See Note 8.
(d)	All or a portion designated as collateral on forward currency contracts and short sales. See Note 10.

Note:	Country listed in parenthesis after each company indicates location of headquarters/primary operations.

See Notes to Financial Statements.

International Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2002

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Gain/(Loss)

28,000,000	British Pound 3-28-03	$44,802,844	$(1,548,443)
162,000,000	Canadian Dollar 3-28-03	102,191,331	1,393,104
32,400,000	Euro 3-28-03	33,878,314	(4,422,084)
79,200,000	Euro 6-27-03	82,535,934	(5,529,774)
33,730,000,000	Japanese Yen 3-28-03	285,168,571	(16,704,137)
12,330,000,000	Japanese Yen 6-27-03	104,590,108	(36,096)

		$653,167,102	$(26,847,430)

COUNTRY WEIGHTING OF

STOCKS & WARRANTS

Japan	35.2%
Canada	18.9
France	14.8
United States	8.0
Netherlands	5.6
Australia	4.7
Israel	4.4
Italy	4.0
Singapore	2.9
United Kingdom	1.5

100.0%

See Notes to Financial Statements.

(Intentionally Left Blank)

Small-Cap Fund - MANAGEMENT DISCUSSION

by Mason Hawkins, Staley Cates, and John Buford

During the fourth quarter stock market rally we were hopeful that Small-Cap would end the year in positive territory. The Fund’s 3-month 8.4% gain was not enough, however, to overcome earlier declines. Longleaf Partners Small-Cap Fund ended 2002 down 3.7%, well above the (20.5)% return for the Russell 2000 Index, but far short of inflation plus 10%.

Market volatility allowed us to improve the portfolio in 2002. We sold our successful investments in Macerich and Thomas Industries when they reached our appraisals. In the first half of the year we scaled back Hilton and Ralcorp as their prices rose closer to fair value. These four companies were among the positive contributors to the year’s performance.

Proceeds from these sales helped fund several new positions between July and October. The Small-Cap Fund participated in the private placement of convertible Level 3 bonds. We purchased Shaw Communications and subsequent to year-end have a full position in this Canadian cable business which has the competitive characteristics and opportunities of its U.S. peers — pricing power, a largely completed infrastructure, and the opportunity to dramatically expand revenues over its fixed cost structure by adding new subscribers and providing new services such as internet access, telephony, and video on demand.

We added NCR to the portfolio in the fourth quarter. While the company is best known for its cash register and automatic teller machine businesses, most of its value and all of its growth are in its data warehousing business, better known as Teradata. The product is one of only a few data warehouse solutions, has numerous competitive advantages, and the contribution margin from new sales is substantial. Lars Nyberg and his team are successfully building value by adding new customers, enhancing Teradata’s advantages, and improving NCR’s organization. Because many analysts fail to realize the importance of Teradata to the company, and those who do are fearful of lower technology spending in the short term, we got the opportunity to purchase this business at below half of our appraisal.

The performance of Small-Cap in 2002 primarily resulted from the impact of two holdings. The Fund gained over $100 million from Level 3’s senior notes combined with the convertible private placement. A portion of this return came from the attractive yield we receive. We also benefited from the rise in both the bonds and stock. Level 3 has the lowest cost structure in the industry and financial flexibility. Management has succeeded in both winning new customers and growing its existing blue chip accounts. The company has made a bid for Genuity, a bankrupt competitor. Level 3 is our largest position in the Fund.

Small-Cap Fund - MANAGEMENT DISCUSSION
by Mason Hawkins, Staley Cates, and John Buford

Because our appraisal has grown over the last year, our combined stake still provides low risk and large return opportunity.

Although Fleming rose 32% in the fourth quarter, the stock fell a total of 64% over the course of the year. Most of the decline came in the third quarter when rampant short selling compounded the pressure on the stock brought by several pieces of bad news – weak wholesale results, a lower than expected price for its retail assets, and instability at Kmart, its largest customer. While Fleming’s contract with Kmart will not yield the originally planned level of benefits, the value of the company’s other supermarket and growing convenience store business remains stable.

Unlike the Fund’s negative return in 2002, the values of our businesses grew during the year. The value growth of existing holdings along with trading fully priced businesses for undervalued investments helped lower the Small-Cap Fund’s overall price-to-value ratio to 60%. As the largest shareholder group in the Fund, we are excited to have such an attractive P/ V in combination with sound businesses and the managements that run them.

Small-Cap Fund - PERFORMANCE HISTORY

LONGLEAF PARTNERS SMALL-CAP FUND

Comparison of Change in Value of $10,000 Investment

Over Ten Years

AVERAGE ANNUAL RETURNS

for the periods ended December 31, 2002

		Russell	Value-Line	Inflation
	Small-Cap	2000	(Geometric)	Plus
	Fund	Index	Index	10%

One Year	(3.74)%	(20.48)%	(28.57)%	12.38%
Five Years	6.07	(1.36)	(10.29)	12.32
Ten Years	12.80	7.15	(0.10)	12.46

Past performance does not predict future performance. The Fund’s performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

Small-Cap Fund - PORTFOLIO SUMMARY

FIVE LARGEST HOLDINGS

(Represent 36.1% of Net Assets)

Level 3 Communications, Inc. (Corporate Bonds)	17.5%
Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

The Neiman Marcus Group, Inc. (NMG)	4.8%
High-end retailer with Bergdorf Goodman and Neiman Marcus Stores.

Hilton Hotels Corporation (HLT)	4.7%
Worldwide hotel owner, operator, and franchiser. Owns trophy properties such as the Waldorf Astoria and Hawaiian Village. Manages and/or franchises the Hilton, Hampton Inn, Embassy Suites, Doubletree, and Homewood Suites brands.

TimberWest Forest Corp. (TWF)	4.6%
Largest private land owner in Western Canada with 334,000 hectares of private timberlands located on Vancouver Island in British Columbia.

Forest City Enterprises, Inc. – Class A (FCE)	4.5%
A diversified, national real estate owner and operator of retail and office properties as well as residential units. Forest City is developing several high profile urban in-fill projects throughout the U.S.

PORTFOLIO CHANGES

January 1, 2002 through December 31, 2002

New Holdings	Eliminations

Level 3 Communications, Inc. Convertible Notes NCR Corporation The Phoenix Companies, Inc. Rogers Communications, Inc. Ruddick Corporation Shaw Communications Inc. – Class B	The Macerich Company The Phoenix Companies, Inc. Thomas Industries, Inc. USG Corporation

Small-Cap Fund - PORTFOLIO OF INVESTMENTS

at December 31, 2002

Shares			Value

Common Stock 78.7%
		Beverages 3.0%
3,776,600		PepsiAmericas, Inc.	$50,719,738
		Broadcasting and Cable 5.9%
4,349,500	*	Rogers Communications, Inc. (Foreign)	40,798,310
5,587,700		Shaw Communications Inc. – Class B (Foreign)(c)	57,441,556

			98,239,866

		Commercial Lighting 4.0%
2,140,300	*	Genlyte Group Incorporated(b)	66,691,748
		Construction Materials 4.1%
2,822,200		Texas Industries, Inc.(b)	68,579,460
		Data Processing 4.4%
3,114,600	*	NCR Corporation	73,940,604
		Financial Services 7.0%
383,622	*	Alleghany Corporation(b)	68,092,905
2,089,600		The MONY Group Inc.	50,025,024

			118,117,929

		Food Manufacturing 3.0%
2,018,400	*	Ralcorp Holdings, Inc.(b)	50,742,576
		Grocery – Retail 2.7%
3,394,100		Ruddick Corporation(b)	46,465,229
		Grocery – Wholesale 3.1%
8,000,000		Fleming Companies, Inc.(b)	52,560,000
		Lodging 4.7%
6,133,653		Hilton Hotels Corporation	77,958,730
		Manufacturing 1.4%
8,840,000	*	U.S. Industries, Inc.(b)	23,249,200
		Multi-Industry 3.6%
3,000,000		Brascan Corporation (Foreign)	60,292,442
		Natural Resources 6.9%
1,495,000		Deltic Timber Corporation(b)	39,916,500
10,094,000		TimberWest Forest Corp. (Foreign)(b)(c)	76,672,996

			116,589,496

		Property & Casualty Insurance 4.1%
896,000		Fairfax Financial Holdings Limited (Foreign)	68,688,796
		Publishing 4.3%
7,042,000		Hollinger International Inc. (Foreign)	71,546,720

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2002

Shares			Value

		Real Estate 7.4%
2,435,700	*	Catellus Development Corporation(c)	$48,348,645
2,271,675		Forest City Enterprises, Inc. – Class A	75,760,361

			124,109,006

		Restaurants 4.3%
2,978,100	*	IHOP Corp.(b)	71,474,400
		Retail 4.8%
555,200	*	The Neiman Marcus Group, Inc. – Class A(b)	16,872,528
2,333,700	*	The Neiman Marcus Group, Inc. – Class B(b)	63,780,021

			80,652,549

		Total Common Stocks (Cost $1,392,434,904)	1,320,618,489

Principal
Amount

Corporate Bonds 17.5%
	Telecommunications 17.5%
276,000,000	Level 3 Communications, Inc., 9.125% Senior Notes due 5-1-08	178,020,000
34,080,000	Level 3 Communications, Inc., 6% Convertible Subordinated Notes due 9-15-09	14,526,600
70,000,000	Level 3 Communications, Inc., 9% Junior Convertible Subordinated Notes due 7-15-12	100,586,500

	Total Corporate Bonds (Cost $212,726,606)	293,133,100

Short-Term Obligation 4.7%
28,599,000	Repurchase Agreement with State Street Bank, 0.60% due 1-2-03, Repurchase Price $28,599,477 (Collateralized by U.S. government agency securities)	28,599,000
50,000,000	U.S. Treasury Bills, 1.19%-1.21% due 1-2-03 to 1-30-03	49,976,424

		78,575,424

Total Investments (Cost $1,683,736,934)(a)	100.9%	1,692,327,013
Other Assets and Liabilities, Net	(0.9)	(15,132,918)

Net Assets	100.0%	$1,677,194,095

Net asset value per share		$20.33

*  Non-income producing security

(a)	Also represents aggregate cost for federal income tax purposes. Aggregate unrealized appreciation and depreciation are $249,313,083 and $(240,723,004) respectively.
(b)	Affiliated company. See Note 7.
(c)	All or a portion designated as collateral for forward currency contracts. See Note 10.

Note:	Companies designated as “Foreign” represent 22% of net assets.

See Notes to Financial Statements.

Small-Cap Fund - PORTFOLIO OF INVESTMENTS
at December 31, 2002

OPEN FORWARD CURRENCY CONTRACTS

Currency	Currency Sold and	Currency	Unrealized
Units Sold	Settlement Date	Market Value	Loss

200,000,000	Canadian Dollar 3-28-03	$126,162,137	$(15,490)

See Notes to Financial Statements.

(Intentionally Left Blank)

Longleaf Partners Funds

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2002

	Partners	International	Small-Cap
	Fund	Fund	Fund

Assets:
Investments:
Affiliated securities, at market value (cost $722,487,583, $182,998,228 and $699,616,506, respectively) (Note 2 and 7)	$745,288,576	$158,055,473	$645,097,563
Other securities, at market value (cost $4,022,079,217, $1,149,521,124 and $984,120,428, respectively) (Note 2)	4,144,275,554	1,004,021,266	1,047,229,450

Total Investments	4,889,564,130	1,162,076,739	1,692,327,013
Cash	714	776	593
Receivable for:
Fund shares sold	11,825,589	21,323,014	6,570,803
Dividends and interest	9,283,636	188,760	8,543,704
Securities sold	8,500,938	–	–
Foreign tax reclaims	–	173,594	–
Prepaid assets	193,134	59,440	75,662

Total Assets	4,919,368,141	1,183,822,323	1,707,517,775

Liabilities:
Payable for:
Securities purchased	99,909,000	2,092,484	27,101,175
Fund shares redeemed	5,534,445	2,076,374	1,747,854
Forward currency contracts (Note 2)	22,324,741	26,847,430	15,490
Securities sold short	–	64,399,410	–
Investment counsel fee (Note 3)	3,137,763	1,377,919	1,183,900
Administration fee (Note 4)	407,044	91,861	146,529
Other accrued expenses	393,491	222,499	128,732

Total Liabilities	131,706,484	97,107,977	30,323,680

	$4,787,661,657	$1,086,714,346	$1,677,194,095

Net Assets:
Net assets consist of:
Paid-in capital	$4,717,173,882	$1,305,027,907	$1,693,878,822
Accumulated net realized loss on investments and foreign currency	(52,184,814)	(7,098,969)	(25,248,684)
Unrealized gain (loss) on investments and foreign currency	122,672,589	(211,214,592)	8,563,957

Net Assets	$4,787,661,657	$1,086,714,346	$1,677,194,095

Net asset value per share	$22.24	$9.97	$20.33

Fund shares issued and outstanding	215,310,183	109,023,414	82,506,659

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF OPERATIONS
for the year ended December 31, 2002

	Partners	International	Small-Cap
	Fund	Fund	Fund

Investment Income:
Income:
Dividends from non-affiliates (net of foreign tax withheld of $138,851, $1,571,054 and $357,777, respectively)	$27,579,367	$8,090,320	$8,488,129
Dividends from affiliates (net of foreign tax withheld of $415,761, $187,528, and $0, respectively) (Note 7)	6,531,982	1,061,899	9,309,425
Interest	17,225,966	2,104,913	40,637,681

Total income	51,337,315	11,257,132	58,435,235

Expenses:
Investment counsel fee (Note 3)	36,538,690	15,084,224	13,961,959
Administration fee (Note 4)	4,738,498	1,005,616	1,728,263
Transfer agent fees and expenses	1,081,376	257,120	385,728
Prospectus and shareholder reports	374,274	124,600	97,817
Custodian fees and expenses	171,854	290,837	27,939
Trustees’ fees and expenses	127,328	97,385	97,488
Registration fees	83,575	38,381	34,752
Professional fees	55,219	58,250	38,802
Dividend expenses on short sales	–	677,768	–
Short sale fees	–	384,672	–
Other	132,147	40,308	64,159

Total expenses	43,302,961	18,059,161	16,436,907

Net investment income (loss)	8,034,354	(6,802,029)	41,998,328

Realized and unrealized gain(loss):
Net realized gain(loss):
Non-affiliated securities	186,047,859	7,223,366	12,635,988
Affiliated securities (Note 7)	(230,308,035)	(1,834,703)	(39,768,195)
Forward currency contracts	6,611,793	391,047	2,140,897
Short sales	–	8,347,110	–
Foreign currency transactions	225,495	74,612	(20,957)

Net gain (loss)	(37,422,888)	14,201,432	(25,012,267)

Change in unrealized depreciation:
Securities	(360,544,020)	(152,742,258)	(88,906,871)
Other assets, liabilities and forwards	(36,861,172)	(48,056,295)	(284,563)

Change in net unrealized depreciation	(397,405,192)	(200,798,553)	(89,191,434)

Net realized and unrealized loss	(434,828,080)	(186,597,121)	(114,203,701)

Net decrease in net assets resulting from operations	$(426,793,726)	$(193,399,150)	$(72,205,373)

See Notes to Financial Statements.

Longleaf Partners Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Partners Fund

	Year Ended
	December 31,

	2002	2001

Operations:
Net investment income (loss)	$8,034,354	$30,731,566
Net realized gain (loss) from investments and foreign currency transactions	(37,422,888)	158,285,483
Net change in unrealized appreciation (depreciation) of securities, other assets, liabilities and forwards	(397,405,192)	205,805,129

Net increase (decrease) in net assets resulting from operations	(426,793,726)	394,822,178

Distributions to shareholders:
From net investment income	(8,259,849)	(31,173,633)
From net realized gain on investments	(28,185,518)	(62,672,221)
From return of capital	(10,114,237)	–

Net decrease in net assets resulting from distributions	(46,559,604)	(93,845,854)

Capital share transactions (Note 6):
Net proceeds from sale of shares	1,453,401,002	1,006,388,732
Net asset value of shares issued to shareholders for reinvestment of shareholder distributions	43,132,436	87,688,818
Cost of shares redeemed	(744,560,108)	(638,005,470)

Net increase in net assets from fund share transactions	751,973,330	456,072,080

Total increase in net assets	278,620,000	757,048,404
Net assets:
Beginning of year	4,509,041,657	3,751,993,253

End of year	$4,787,661,657	$4,509,041,657

Undistributed net investment income included in net assets at end of year	$ –	$–

See Notes to Financial Statements.

Longleaf Partners Funds
STATEMENTS OF CHANGES IN NET ASSETS

International Fund		Small-Cap Fund

Year Ended		Year Ended
December 31,		December 31,

2002	2001	2002	2001

$(6,802,029)	$7,624,719	$41,998,328	$17,674,036
14,201,432	59,226,475	(25,012,267)	106,936,309
(200,798,553)	(28,964,489)	(89,191,434)	(45,433,613)

(193,399,150)	37,886,705	(72,205,373)	79,176,732

(83,988)	(8,452,745)	(42,311,595)	(17,663,112)
(31,425,152)	(48,899,650)	(1,477,386)	(123,875,554)
–	–	–	–

(31,509,140)	(57,352,395)	(43,788,981)	(141,538,666)

752,201,333	541,383,580	437,050,487	328,048,754
29,677,681	53,975,644	38,955,103	134,240,959
(304,266,316)	(146,388,940)	(316,932,146)	(242,786,201)

477,612,698	448,970,284	159,073,444	219,503,512

252,704,408	429,504,594	43,079,090	157,141,578
834,009,938	404,505,344	1,634,115,005	1,476,973,427

$1,086,714,346	$834,009,938	$1,677,194,095	$1,634,115,005

$ –	$83,988	$ –	$ –

See Notes to Financial Statements.

Longleaf Partners Funds

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization

The Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.

Note 2. Significant Accounting Policies

Management Estimates

The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America; these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.

Security Valuation

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close.

In the case of bonds and other fixed income securities, valuations may be furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair value of such securities.

When market quotations are not readily available, portfolio securities are valued at their fair values as determined in good faith under procedures established by and under the general supervision of the Funds’ Trustees. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. Estimated values may differ from the values that would have been used had a ready market for the investment existed.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

The Funds determine NAV’s once a day, at the close of regular trading on the New York Stock Exchange (usually at 4:00 pm Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. We usually price foreign securities at the latest market close in the foreign market, which may be at different times or days than the close of the New York Stock Exchange. If events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the New York Stock Exchange, we may price the foreign securities at fair value as determined by the Board of Trustees, consistent with any regulatory guidelines.

Accounting for Investments

For financial reporting purposes, Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income and Fund expenses are recognized on an accrual basis.

Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. The Funds intend to make any required distributions to avoid the application of a 4% nondeductible excise tax. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market value of investment securities, assets and liabilities are translated into U.S. dollars daily.

The Funds do not isolate the portion of net realized and unrealized gains or losses in equity security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying equity securities.

Forward Currency Contracts

Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts are treated as realized and are subject to distribution at our excise tax year-end date.

Risk of Forward Currency Contracts

The Funds generally use forward currency contracts for hedging purposes to reduce market risks. However, when used separately, forward currency contracts have risks. For example, the price movements of the forwards may not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in forwards depend on the ability to predict correctly the direction of stock prices, interest rates, and other economic factors. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Funds’ custodian bank sells U.S. government or agency securities to each Fund under agreements to repurchase these securities from each Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through its custodian, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If the custodian becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Short Sales

A Fund may sell a security it does not own in anticipation of a decline in the market price of that security. The Fund must then borrow the security sold short and deliver it to the dealer that brokered the short sale. A gain, limited to the price at which the security was sold short, or a loss, potentially unlimited in size, will be recognized upon the termination of the short sale. With respect to each short sale, a Fund must maintain collateral in a segregated account consisting of cash or liquid securities with a value at least equal to the current market value of the shorted securities, marked-to-market daily. Short sales are not permitted in a Fund when the dollar amount of all securities sold short would exceed 25% of the net assets of the Fund. Dividend expenses and fees paid to brokers to borrow securities in connection with short sales are considered part of the cost of short sale transactions and are not subject to Southeastern’s contractual expense limitation (see Note 3). The Funds generally sell short for hedging rather than speculative purposes.

Note 3. Investment Counsel Agreement

Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule for the Partners Fund and Small-Cap Fund:

First $400 million of average daily net assets	1.00%
In excess of $400 million	.75%

For the Partners and Small-Cap Funds, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that each Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reductions were necessary for the current year.

The International Fund fee is calculated at 1.5% per annum on all asset levels. For this Fund, Southeastern has agreed to reduce its fees on a pro rata basis to the extent that the Fund’s normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.75% of average annual net assets. No reduction was necessary for the current year.

Note 4. Fund Administrator

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Note 5. Investment Transactions

Purchases and sales of equity securities and corporate bonds for the year (excluding short-term obligations) are summarized below:

	Purchases	Sales

Partners Fund	$1,621,541,533	$831,788,116
International Fund	690,802,962	148,680,150
Small-Cap Fund	530,827,312	270,361,688

Note 6. Shares of Beneficial Interest

Each Fund is authorized to issue unlimited shares of beneficial interest with no par value. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2002

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	60,816,773	65,977,437	19,792,275
Reinvestment of shareholder distributions	1,965,535	3,133,865	1,900,418
Shares redeemed	(31,446,605)	(27,651,586)	(14,546,558)

	31,335,703	41,459,716	7,146,135

	Year Ended December 31, 2001

	Partners	International	Small-Cap
	Fund	Fund	Fund

Shares sold	42,240,268	40,973,823	14,260,399
Reinvestment of shareholder distributions	3,730,778	4,344,513	6,392,192
Shares redeemed	(27,244,107)	(11,308,011)	(10,577,404)

	18,726,939	34,010,325	10,075,187

Note 7. Affiliated Companies

Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a Fund owns five percent or more of its voting stock. At December 31, 2002, each Fund held at least five percent of the outstanding voting stock of the following companies:

%
Voting
Stock

Partners Fund
The NipponKoa Insurance Company, Ltd.	7.3%
Pioneer Natural Resources Company	8.8
Rayonier Inc.	10.5
Trizec Properties, Inc.	8.9
International Fund
BIL International Limited	9.3
Ezaki Glico Co., Ltd.	6.8
Gendis Inc. (Note 8)	20.8
Nippon Broadcasting System, Inc.	6.6

%
Voting
Stock

Small-Cap Fund
Alleghany Corporation	5.3
Deltic Timber Corporation	12.6
Fleming Companies, Inc.	14.7
Genlyte Group Incorporated	15.8
IHOP Corp.	14.2
The Neiman Marcus Group, Inc. (combined Class A and B)	6.0
Ralcorp Holdings, Inc.	6.7
Ruddick Corporation	7.3
Texas Industries, Inc.	13.4
TimberWest Forest Corp.	13.3
U.S. Industries, Inc.	11.9

Note 8. Illiquid Security

The International Fund owns 3,349,996 shares of Gendis, Inc. common stock, representing 20.8% of the total outstanding shares of the company. Due to the limited trading volume and the Fund’s large ownership stake, a portion of this position may be illiquid. Gendis represents 0.4% of the International Fund’s net assets at December 31, 2002.

Note 9. Related Ownership

At December 31, 2002, officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned more than 5% of the following Funds:

	Shares Owned	Percent of Fund

International Fund	9,128,086	8.4%
Small-Cap Fund	4,924,412	6.0%

Note 10. Collateral

Securities with the following aggregate value were segregated to collateralize portfolio obligations at December 31, 2002:

		Value of
		Segregated
	Obligation	Assets

Partners Fund	Forward currency contracts	$519,905,300
International Fund	Forward currency contracts	675,468,573
	Short sale obligations	167,143,738
Small-Cap Fund	Forward currency contracts	153,381,015

Note 11. Pending Class Action Claim

As a purchaser of Waste Management between June 11, 1998 and November 9, 1999 (the “Class Period”) the Longleaf Partners Fund is entitled to a portion of a class action settlement providing for payment (after fees and costs) of approxi-

mately $400 million to Waste Management shareholders who purchased during the Class Period. Using estimates of potential recovery provided in the claims materials, the Partners Fund could recover between $20 and $40 million, which translates into approximately $0.10 to $0.20 per share. Depending on the number of shareholders submitting claims, the actual recovery could be lower or higher. The Partners Fund will not be able to determine the exact amount of its recovery until over 60,000 claim forms have been processed and the Claims Administrator releases information on the final settlement amounts, anticipated in the second quarter of 2003.

Note 12. Federal Income Taxes

Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions for the year ended December 31, 2002 were subject to tax as follows:

	Partners	International	Small-Cap

Long-term capital gains	$27,269,755	$17,238,125	$1,477,386
Ordinary income	9,175,612	14,271,015	42,311,595
Return of capital	10,114,237	–	–

	$46,559,604	$31,509,140	$43,788,981

The tax-basis components of net assets at December 31, 2002 were as follows:

	Partners	International	Small-Cap

Unrealized appreciation	$683,584,785	$54,268,937	$249,313,083
Unrealized depreciation	(538,587,455)	(238,636,100)	(240,733,636)

Net unrealized appreciation (depreciation)	144,997,330	(184,367,163)	8,579,447
Tax loss carryforwards	(64,268,711)	(7,683,249)	(25,264,174)
Deferred post-October 31st losses	(10,240,844)	(26,263,149)	–
Paid-in capital	4,717,173,882	1,305,027,907	1,693,878,822

	$4,787,661,657	$1,086,714,346	$1,677,194,095

The tax loss carryforwards expire at 12-31-10.

(Intentionally Left Blank)

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

The presentation is for a share outstanding throughout each period.

			Net
			Gains
	Net		(Losses) on			Distri-
	Asset		Securities	Total	Dividends	butions
	Value	Net	Realized	From	from Net	from
	Beginning	Investment	and	Investment	Investment	Capital
	of Period	Income	Unrealized	Operations	Income	Gains

Partners Fund
Year ended December 31,
2002	$24.51	.04	(2.08)	(2.04)	(.04)	(.14)
2001	22.71	.20	2.13	2.33	(.20)	(.33)
2000	20.49	.15	3.94	4.09	(.15)	(1.72)
1999	24.39	.28	.34	.62	(.29)	(4.23)
1998	25.98	.25	3.22	3.47	(.25)	(4.81)
International Fund
Year ended December 31,
2002	12.34	(.06)	(1.99)	(2.05)	–	(.32)
2001	12.06	.13	1.13	1.26	(.13)	(.85)
2000	12.02	.35	2.70	3.05	(.38)	(2.63)
1999	9.97	.06	2.38	2.44	(.06)	(.33)
October 26, 1998 (Initial Public Offering) through December 31, 1998	9.15 (c)	.01	.82	.83	(.01)	–
Small-Cap Fund
Year ended December 31,
2002	21.68	.52	(1.32)	(0.80)	(.53)	(.02)
2001	22.62	.24	.90	1.14	(.24)	(1.84)
2000	20.20	.05	2.53	2.58	(.05)	(.11)
1999	21.95	.08	.79	.87	(.08)	(2.54)
1998	22.18	.17	2.54	2.71	(.17)	(2.77)

(a)	Annualized

(b)	Total return reflects the rate that an investor would have earned on investment in the Fund during each period, assuming reinvestment of all distributions.
(c)	Capitalized on August 12, 1998 at $10.00.
(d)	Aggregate, not annualized.
(e)	Expenses presented net of fee waiver. The expense ratio before the waiver was 1.76% and 2.65% in 1999 and 1998, respectively. In 2002, 2001 and 2000, the expense ratio for expenses subject to the waiver was 1.69%, 1.73% and 1.74%, respectively (Note 2 and 3).

Longleaf Partners Funds

FINANCIAL HIGHLIGHTS

					Ratio of
		Net			Expenses		Ratio of
		Asset		Net Assets	to		Net (Loss)
Return	Total	Value		End of	Average		Income to	Portfolio
of	Distri-	End of	Total	Period	Net		Average	Turnover
Capital	butions	Period	Return(b)	(thousands)	Assets		Net Assets	Rate

$(.05)	$(.23)	$22.24	(8.34)%	$4,787,662	.91%		.17%	19.57%
–	(.53)	24.51	10.34	4,509,042	.94		.89	18.43
–	(1.87)	22.71	20.60	3,751,993	.93		.75	20.48
–	(4.52)	20.49	2.18	3,622,109	.92		1.16	50.39
–	(5.06)	24.39	14.28	3,685,300	.93		1.12	43.78
–	(.32)	9.97	(16.51)	1,086,714	1.80	(e)	(.68)	15.86
–	(.98)	12.34	10.47	834,010	1.82	(e)	1.17	32.44
–	(3.01)	12.06	25.93	404,505	1.79	(e)	3.36	69.40
–	(.39)	12.02	24.37	293,613	1.75	(e)	.60	50.32
–	(.01)	9.97	9.02 (d)	75,572	1.75	(a)(e)	.10 (a)	24.05
–	(.55)	20.33	(3.74)	1,677,194	.95		2.43	16.91
–	(2.08)	21.68	5.45	1,634,115	.96		1.14	40.39
–	(.16)	22.62	12.80	1,476,973	.98		.24	21.94
–	(2.62)	20.20	4.05	1,429,673	.97		.38	47.48
–	(2.94)	21.95	12.71	1,355,364	1.01		.87	52.51

Longleaf Partners Funds

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Longleaf Partners Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Longleaf Partners Fund, Longleaf Partners International Fund, and Longleaf Partners Small-Cap Fund, (comprising Longleaf Partners Funds Trust, hereafter referred to as the “Funds”) at December 31, 2002, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 31, 2003

(Intentionally Left Blank)

INFORMATION ON BOARDS OF TRUSTEES

Each Fund is served by a separate Board of Trustees composed of eight members. The membership of each Board is the same. There is no stated term of service, and Trustees continue to serve after election until resignation. All Trustees presently serving were elected or re-elected at a meeting of shareholders held on September 19, 2001 in Boston, Massachusetts.

Length of Service
Name, Age		as Trustee
And Address	Positions Held With Funds	(Year Began)

Affiliated or Interested Trustees*

O. Mason Hawkins, CFA, (54) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Chairman of the Board; Co-Portfolio Manager	Partners Fund – 1987 International Fund – 1998 Small-Cap Fund – 1989

G. Staley Cates, CFA, (38) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Trustee; Co-Portfolio Manager	Partners Fund – 1999 International Fund – 1999 Small-Cap Fund – 1999

Margaret H. Child (47) 150 Federal Street Boston, MA 02110	Trustee	Partners Fund – 2001 International Fund – 2001 Small-Cap Fund – 2001

Independent or Non-Interested Trustees

Chadwick H. Carpenter, Jr. (52) 143 Page Brook Road Carlisle, MA 01741	Trustee	Partners Fund – 1993 International Fund – 1998 Small-Cap – 1993

Daniel W. Connell, Jr. (54) One ALLTEL Stadium Place Jacksonville, FL 32202	Trustee	Partners Fund – 1997 International Fund – 1998 Small-Cap Fund – 1997

Steven N. Melnyk (55) 1535 The Greens Way Jacksonville Beach FL 32250	Trustee	Partners Fund – 1991 International Fund – 1998 Small-Cap Fund – 1991

C. Barham Ray (56) 845 Crossover Lane, Ste. 140 Memphis, TN 38117	Trustee	Partners Fund – 1992 International Fund – 1998 Small-Cap Fund – 1992

Perry C. Steger (40) 11500 North Mopec Expressway Austin, TX 78759	Trustee	Partners Fund – 2001 International Fund – 2001 Small-Cap Fund – 2001

* Mr. Hawkins and Mr. Cates are directors and officers of Southeastern Asset Management, Inc. and as such are classified as “interested” Trustees. Ms. Child is not affiliated with Southeastern, but performs certain administration and operational functions for the Funds in Massachusetts, their state of organization, and could be deemed to be an “interested” Trustee.

INFORMATION ON BOARDS OF TRUSTEES

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information about Fund Trustees and can be obtained without charge by calling (800) 445-9469, Option 1.

	Number of
Principal Occupations	Portfolios	Other
During Past 5 Years	Overseen	Directorships

Affiliated or Interested Trustees*

Chairman of the Board and Chief Executive Officer, Southeastern Asset Management, Inc.	3

President, Southeastern Asset Management, Inc.	3

Director of Business Development for a Boston law firm since 1999; Director of Marketing, Memphis office (1991-98), Atlanta office (1998-99), Arthur Andersen LLP (accounting firm)	3

Independent or Non-Interested Trustees

Private Investor and Consultant since 1998; Senior Executive Officer, Progress Software Corp. (1983-98)	3

Senior Vice President-Marketing, Jacksonville Jaguars (NFL franchise)	3

Private Investor and Consultant since 1997; Golf Commentator, ABC Sports since 1991; President, Riverside Golf Group, Inc. (1989-Present)	3	Director, First Coast Community Bank, Fernandina Beach, FL

Chairman of the Board, SSM Corp. (venture capital firm)	3	Director, Financial Federal Savings Bank, Memphis, TN

Director of Product Strategy, National Instruments, Inc. (industrial automation software)	3

SERVICE DIRECTORY

Contact us at www.longleafpartners.com or

(800) 445-9469

FUND INFORMATION	OPTION 1
To request a Prospectus, Statement of Additional Information, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES	OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION	OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES	OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:

Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
101 Sabin Street
Pawtucket, RI 02860
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS	(800) 761-2509
Please contact Gary Wilson or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS

Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading Longleaf Partners as follows:

			Transfer Agent
Abbreviation	Symbol	Cusip	Fund Number

Partners	LLPFX	543069108	133
Intl	LLINX	543069405	136
Sm-Cap	LLSCX	543069207	134

Item 2.     Code of Ethics.

Not applicable to Annual Reports for the period ended December 31, 2002.

Item 3.     Audit Committee Financial Expert.

Not applicable to Annual Reports for the period ended December 31, 2002.

Items 4-8.     [Reserved]

Item 9.     Controls and Procedures.

Not applicable to Annual Reports for the period ended December 31, 2002.

Item 10.     Exhibits.

Exhibit 99. CERT Certification Required by Item 10(b) of Form N-CSR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman of the Board Longleaf Partners Funds Trust

Date	February 4, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ O. Mason Hawkins

O. Mason Hawkins Chairman and CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 4, 2003

By	/s/ Julie M. Douglas

Julie M. Douglas
Vice President & CFO – Mutual Funds, Southeastern Asset Management, Inc. Functioning as principal financial officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	February 4, 2003